© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Fourth Quarter 2020 Financial Summary February 10, 2021

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 1 Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Fourth Quarter 2020 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to our future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial, middle market lending and residential credit businesses; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights ("MSR"); our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings excluding the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate our non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		12/31/2020	9/30/2020
Income Statement	GAAP net income (loss) per average common share [1]	$0.60	$0.70
	Core earnings (excluding PAA) per average common share *[1]	$0.30	$0.32
	Annualized GAAP return (loss) on average equity	24.91%	29.02%
	Annualized core return on average equity (excluding PAA)*	13.03%	13.79%
Balance Sheet	Book value per common share	$8.92	$8.70
	Leverage at period-end [2]	5.1x	5.1x
	Economic leverage at period-end [3]	6.2x	6.2x
	Capital ratio at period-end [4]	13.6%	13.6%
Portfolio	Securities	$75,652,396	$76,098,985
	Loans, net	3,083,821	2,788,341
	Mortgage servicing rights	100,895	207,985
	Assets transferred or pledged to securitization vehicles	6,910,020	7,269,402
	Real estate, net	656,314	790,597
	Total residential and commercial investments	$86,403,446	$87,155,310
GAAP Key Statistics	Net interest margin [5]	2.14%	2.15%
	Average yield on interest earning assets [6]	2.61%	2.70%
	Average GAAP cost of interest bearing liabilities [7]	0.51%	0.60%
	Net interest spread	2.10%	2.10%
Non-GAAP Key Statistics	Net interest margin (excluding PAA) *[5]	1.98%	2.05%
	Average yield on interest earning assets (excluding PAA) *[6]	2.80%	2.86%
	Average economic cost of interest bearing liabilities *[7]	0.87%	0.93%
	Net interest spread (excluding PAA) *	1.93%	1.93%
Efficiency	Operating expenses to core earnings (excluding PAA) *[8]	9.78%	9.54%
	Annualized operating expenses as a % of average total assets [8]	0.20%	0.20%
	Annualized operating expenses as a % of average total equity [8]	1.27%	1.32%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Portfolio-Related Data	Agency mortgage-backed securities	$74,067,059	$74,915,167	$76,761,800	$78,456,846	$112,893,367
	Residential credit risk transfer securities	532,403	411,538	362,901	222,871	531,322
	Non-agency mortgage-backed securities	972,192	717,602	619,840	585,954	1,135,868
	Commercial mortgage-backed securities	80,742	54,678	61,202	91,925	273,023
	Total securities	$75,652,396	$76,098,985	$77,805,743	$79,357,596	$114,833,580
	Residential mortgage loans	$345,810	$152,959	$1,168,521	$1,268,083	$1,647,787
	Commercial real estate debt and preferred equity	498,081	573,504	618,886	649,843	669,713
	Corporate debt	2,239,930	2,061,878	2,185,264	2,150,263	2,144,850
	Total loans, net	$3,083,821	$2,788,341	$3,972,671	$4,068,189	$4,462,350
	Mortgage servicing rights	$100,895	$207,985	$227,400	$280,558	$378,078
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$620,347	$623,650	$1,832,708	$1,803,608	$1,122,588
	Residential mortgage loans transferred or pledged to securitization vehicles	3,249,251	3,588,679	2,832,502	3,027,188	2,598,374
	Commercial real estate debt investments transferred or pledged to securitization vehicles	2,166,073	2,174,118	2,150,623	1,927,575	2,345,120
	Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles	874,349	882,955	874,618	913,291	936,378
	Assets transferred or pledged to securitization vehicles	$6,910,020	$7,269,402	$7,690,451	$7,671,662	$7,002,460
	Real estate, net	$656,314	$790,597	$746,067	$751,738	$725,638
	Total residential and commercial investments	$86,403,446	$87,155,310	$90,442,332	$92,129,743	$127,402,106
	Total assets	$88,455,103	$89,192,411	$93,458,653	$96,917,274	$130,295,081
	Average TBA contract and CMBX balances	$20,744,672	$20,429,935	$18,628,343	$9,965,142	$6,878,502
Residential Securities Summary Portfolio Statistics	% Fixed-rate	98%	98%	98%	99%	97%
	% Adjustable-rate	2%	2%	2%	1%	3%
	Weighted average experienced CPR for the period	24.7%	22.9%	19.5%	13.6%	17.8%
	Weighted average projected long-term CPR at period-end	16.4%	17.1%	18.0%	17.7%	13.9%
	Net premium and discount balance in Residential Securities	$3,883,229	$3,702,466	$3,679,639	$3,815,149	$5,185,797
	Net premium and discount balance as % of stockholders' equity	27.72%	26.11%	26.68%	30.03%	32.84%

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Financing Data	Repurchase agreements	$64,825,239	$64,633,447	$67,163,598	$72,580,183	$101,740,728
	Other secured financing	917,876	861,373	1,538,996	1,805,428	4,455,700
	Debt issued by securitization vehicles	5,652,982	6,027,576	6,458,130	6,364,949	5,622,801
	Participations issued	39,198	—	—	—	—
	Mortgages payable	426,256	507,934	508,565	484,762	485,005
	Total debt	$71,861,551	$72,030,330	$75,669,289	$81,235,322	$112,304,234
	Total liabilities	$74,433,307	$74,997,739	$79,661,050	$84,209,744	$114,498,737
	Cumulative redeemable preferred stock	$1,536,569	$1,982,026	$1,982,026	$1,982,026	$1,982,026
	Common equity[1]	12,471,747	12,200,180	11,811,440	10,721,399	13,809,991
	Total Annaly stockholders' equity	14,008,316	14,182,206	13,793,466	12,703,425	15,792,017
	Non-controlling interests	13,480	12,466	4,137	4,105	4,327
	Total equity	$14,021,796	$14,194,672	$13,797,603	$12,707,530	$15,796,344

		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	64	72	74	48	65
	Weighted average rate on repurchase agreements, for the quarter[2][3]	0.35%	0.44%	0.79%	1.78%	2.09%
	Weighted average rate on repurchase agreements, at period-end[3]	0.32%	0.42%	0.49%	1.23%	2.03%
	Leverage at period-end	5.1x	5.1x	5.5x	6.4x	7.1x
	Economic leverage at period-end	6.2x	6.2x	6.4x	6.8x	7.2.x
	Capital ratio at period-end	13.6%	13.6%	13.0%	12.3%	12.0%
	Book value per common share	$8.92	$8.70	$8.39	$7.50	$9.66
	Total common shares outstanding	1,398,241	1,402,928	1,407,662	1,430,424	1,430,106
	Hedge ratio[4]	61%	48%	40%	19%	75%
	Weighted average pay rate on interest rate swaps, at period-end	0.92%	0.91%	1.01%	1.63%	1.84%
	Weighted average receive rate on interest rate swaps, at period-end	0.37%	0.48%	0.75%	1.16%	1.89%
	Weighted average net rate on interest rate swaps, at period-end	0.55%	0.43%	0.26%	0.47%	(0.05%)

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Summary Income Statement	Total interest income	$527,344	$562,443	$584,812	$555,026	$1,074,214
	Total interest expense	94,481	115,126	186,032	503,473	620,058
	Net interest income	$432,863	$447,317	$398,780	$51,553	$454,156
	Total economic interest expense *(1)	$161,288	$177,655	$250,593	$517,453	$574,837
	Economic net interest income *	$366,056	$384,788	$334,219	$37,573	$499,377
	Total interest income (excluding PAA) *	$566,445	$596,322	$636,554	$845,748	$990,322
	Economic net interest income (excluding PAA) *	$405,157	$418,667	$385,961	$328,295	$415,485
	GAAP net income (loss)	$878,635	$1,015,548	$856,234	($3,640,189)	$1,209,742
	GAAP net income (loss) available (related) to common stockholders (2)	$841,707	$980,165	$820,693	($3,675,764)	$1,174,165
	GAAP net income (loss) per average common share (2)	$0.60	$0.70	$0.58	($2.57)	$0.82
	Core earnings (excluding PAA) *	$459,046	$482,323	$424,580	$330,218	$409,157
	Core earnings (excluding PAA) available to common stockholders *(2)	$423,537	$446,814	$389,071	$294,709	$373,648
	Core earnings (excluding PAA) per average common share *(2)	$0.30	$0.32	$0.27	$0.21	$0.26
	PAA cost (benefit)	$39,101	$33,879	$51,742	$290,722	($83,892)

Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
	Dividends declared per common share	$0.22	$0.22	$0.22	$0.25	$0.25
	Total common and preferred dividends declared [1]	$343,666	$344,684	$345,481	$393,328	$393,203
Key GAAP Earnings Metrics	Annualized GAAP return (loss) on average equity	24.91%	29.02%	25.84%	(102.17%)	31.20%
	Annualized GAAP return (loss) on average equity per unit of economic leverage	4.02%	4.68%	4.04%	(15.03%)	4.33%
	Net interest margin	2.14%	2.15%	1.89%	0.18%	1.49%
	Average yield on interest earning assets	2.61%	2.70%	2.77%	1.91%	3.53%
	Average GAAP cost of interest bearing liabilities	0.51%	0.60%	0.96%	1.86%	2.17%
	Net interest spread	2.10%	2.10%	1.81%	0.05%	1.36%
Key Non-GAAP Earnings Metrics	Annualized core return on average equity (excluding PAA) *	13.03%	13.79%	12.82%	9.27%	10.56%
	Annualized core return on average equity per unit of economic leverage (excluding PAA) *	2.10%	2.22%	2.00%	1.36%	1.47%
	Net interest margin (excluding PAA) *	1.98%	2.05%	1.88%	1.18%	1.41%
	Average yield on interest earning assets (excluding PAA) *	2.80%	2.86%	3.01%	2.91%	3.25%
	Average economic cost of interest bearing liabilities *	0.87%	0.93%	1.29%	1.91%	2.01%
	Net interest spread (excluding PAA) *	1.93%	1.93%	1.72%	1.00%	1.24%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

6

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Economic Net Interest Income * ______________ * Represents a non-GAAP financial measure. Unaudited, dollars in thousands 7 Components of Economic Net Interest Income *   For the quarters ended 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Interest income:   Residential Securities $411,394 $439,502 $457,684 $410,380 $923,653   Residential mortgage loans 37,323 42,508 42,871 47,557 47,377   Commercial investment portfolio 78,555 80,324 84,208 95,676 97,366   Reverse repurchase agreements 72 109 49 1,413 5,818 Total interest income $527,344 $562,443 $584,812 $555,026 $1,074,214 Economic interest expense:   Repurchase agreements $58,849 $75,386 $136,962 $434,021 $550,283   Net interest component of interest rate swaps 66,807 62,529 64,561 13,980 (45,221)   Debt issued by securitization vehicles 29,235 32,491 38,757 42,119 39,099   Participations issued 78 — — — —   Other 6,319 7,249 10,313 27,333 30,676 Total economic interest expense * $161,288 $177,655 $250,593 $517,453 $574,837 Economic net interest income * $366,056 $384,788 $334,219 $37,573 $499,377   PAA cost (benefit) 39,101 33,879 51,742 290,722 (83,892) Economic net interest income (excluding PAA) * $405,157 $418,667 $385,961 $328,295 $415,485

GAAP Net Income to Core Earnings (excluding PAA)* Reconciliation

Unaudited, dollars in thousands

Core Earnings (excluding PAA)* Reconciliation

	For the quarters ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
GAAP net income (loss)	$878,635	$1,015,548	$856,234	($3,640,189)	$1,209,742
Net income (loss) attributable to noncontrolling interests	1,419	(126)	32	66	68
Net income (loss) attributable to Annaly	877,216	1,015,674	856,202	(3,640,255)	1,209,674
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	(2,092)	427	1,521,732	397,561	4,615
Unrealized (gains) losses on interest rate swaps	(258,236)	(170,327)	(1,494,628)	2,827,723	(782,608)
Net (gains) losses on disposal of investments and other	(9,363)	(198,888)	(246,679)	(206,583)	(17,783)
Net (gains) losses on other derivatives	(209,647)	(169,316)	(170,916)	(206,426)	42,312
Net unrealized (gains) losses on instruments measured at fair value through earnings	(51,109)	(121,255)	(254,772)	730,160	5,636
Loan loss provision (1)	469	(21,818)	72,544	99,993	7,362
Other adjustments:					
Depreciation expense related to commercial real estate and amortization of intangibles (2)	11,097	11,363	8,714	7,934	9,823
Non-core (income) loss allocated to equity method investments (3)	28	(1,151)	4,218	19,398	(3,979)
Transaction expenses and non-recurring items (4)	172	2,801	1,075	7,245	3,634
Income tax effect of non-core income (loss) items	(10,984)	13,890	3,353	(23,862)	(418)
TBA dollar roll income and CMBX coupon income (5)	99,027	114,092	97,524	44,904	36,901
MSR amortization (6)	(26,633)	(27,048)	(25,529)	(18,296)	(22,120)
Plus:					
Premium amortization adjustment cost (benefit)	39,101	33,879	51,742	290,722	(83,892)
Core earnings (excluding PAA) *	459,046	482,323	424,580	330,218	409,157
Dividends on preferred stock	35,509	35,509	35,509	35,509	35,509
Core earnings (excluding PAA) attributable to common stockholders *	$423,537	$446,814	$389,071	$294,709	$373,648

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

8

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Book Value Rollforward	Book value per common share, beginning of period	$8.70	$8.39	$7.50	$9.66	$9.21
	Net income (loss) available (related) to common stockholders	0.60	0.70	0.58	(2.57)	0.82
	Other comprehensive income (loss) attributable to common stockholders	(0.16)	(0.18)	0.51	0.69	(0.12)
	Common dividends declared	(0.22)	(0.22)	(0.22)	(0.25)	(0.25)
	Issuance / buyback of common stock / redemption of preferred stock	—	0.01	0.02	—	—
	Other adjustment [1]	—	—	—	(0.03)	—
	Book value per common share, end of period	$8.92	$8.70	$8.39	$7.50	$9.66
Net Interest Margin	Prior quarter net interest margin	2.15%	1.89%	0.18%	1.49%	0.48%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.10%)	(0.17%)	0.03%	(0.04%)	0.02%
	Net amortization of premiums	0.01%	0.10%	0.83%	(1.58%)	0.62%
	GAAP interest expense	0.08%	0.33%	0.85%	0.31%	0.37%
	Current quarter net interest margin	2.14%	2.15%	1.89%	0.18%	1.49%
Net Interest Spread	Prior quarter net interest spread	2.10%	1.81%	0.05%	1.36%	0.31%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.10%)	(0.17%)	0.03%	(0.04%)	0.02%
	Net amortization of premiums	0.01%	0.10%	0.83%	(1.58%)	0.62%
	Average GAAP cost of interest bearing liabilities	0.09%	0.36%	0.90%	0.31%	0.41%
	Current quarter net interest spread	2.10%	2.10%	1.81%	0.05%	1.36%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

9

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	2.05%	1.88%	1.18%	1.41%	1.10%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	(0.11%)	(0.20%)	(0.39%)	(0.14%)	0.08%
	Net amortization of premiums (excluding PAA)	0.04%	0.03%	0.18%	(0.26%)	(0.04%)
	TBA dollar roll income and CMBX coupon income	(0.05%)	0.06%	0.24%	0.03%	0.07%
	Interest expense and net interest component of interest rate swaps	0.05%	0.28%	0.67%	0.14%	0.20%
	Current quarter net interest margin (excluding PAA) *	1.98%	2.05%	1.88%	1.18%	1.41%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.93%	1.72%	1.00%	1.24%	0.98%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.10%)	(0.17%)	0.03%	(0.04%)	0.02%
	Net amortization of premiums (excluding PAA)	0.04%	0.02%	0.07%	(0.30%)	(0.03%)
	Average economic cost of interest bearing liabilities	0.06%	0.36%	0.62%	0.10%	0.27%
	Current quarter net interest spread (excluding PAA) *	1.93%	1.93%	1.72%	1.00%	1.24%

** Represents a non-GAAP financial measure.*

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	29.02%	25.84%	(102.17%)	31.20%	(19.32%)
	Quarter-over-quarter changes in contribution:					
	Coupon income	(1.42%)	(2.71%)	(7.00%)	0.88%	(1.36%)
	Net amortization of premiums and accretion of discounts	0.30%	1.14%	9.08%	(13.00%)	5.29%
	Interest expense and net interest component of interest rate swaps	0.50%	2.49%	6.96%	0.30%	2.72%
	Realized gains (losses) on termination or maturity of interest rate swaps	0.07%	45.92%	(34.77%)	(11.04%)	17.54%
	Unrealized gains (losses) on interest rate swaps	2.46%	(40.24%)	124.48%	(99.56%)	28.62%
	Realized and unrealized gains (losses) on investments and other derivatives	(6.33%)	(6.31%)	29.20%	(8.12%)	(2.04%)
	Loan loss provision	(0.67%)	2.70%	0.71%	(2.60%)	(0.10%)
	Other[(1)]	0.98%	0.19%	(0.65%)	(0.23%)	(0.15%)
	Current quarter annualized GAAP return (loss) on average equity	24.91%	29.02%	25.84%	(102.17%)	31.20%
Annualized Core Return on Average Equity (excluding PAA)*	Prior quarter annualized core return on average equity (excluding PAA) *	13.79%	12.82%	9.27%	10.56%	8.85%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(1.42%)	(2.71%)	(7.00%)	0.88%	(1.36%)
	Net amortization of premiums (excluding PAA)	0.45%	0.54%	2.48%	(2.68%)	0.09%
	Interest expense and net interest component of interest rate swaps	0.50%	2.49%	6.96%	0.30%	2.72%
	TBA dollar roll income and CMBX coupon income	(0.45%)	0.32%	1.68%	0.31%	0.56%
	Other[(2)]	0.16%	0.33%	(0.57%)	(0.10%)	(0.30%)
	Current quarter core return on annualized average equity (excluding PAA) *	13.03%	13.79%	12.82%	9.27%	10.56%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

11

Residential Investments & TBA Derivative Overview as of December 31, 2020

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$3,401,749	5.1%	2.73%	101.6%	107.5%	18.5%	$3,656,509
20 years	2,489,098	3.7%	3.14%	103.3%	107.3%	25.1%	2,669,742
>=30 years [2]	61,132,987	91.2%	3.64%	105.2%	110.2%	24.7%	67,379,552
Total/Weighted Avg.	$67,023,834	100.0%	3.58%	105.0%	110.0%	24.6%	$73,705,803

TBA Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$2,503,000	12.7%	1.85%	$2,588,464			$2,603,995
30-year	17,132,000	87.3%	2.07%	17,688,624			17,769,202
Total/Weighted Avg.	$19,635,000	100.0%	2.04%	$20,277,088			$20,373,197

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$395,996	78.8%	2.76%	100.8%	105.2%	24.2%	$416,757
25 - 40 months	37,393	7.4%	2.52%	98.9%	103.6%	40.9%	38,740
41 - 60 months	52,513	10.4%	2.97%	101.0%	105.6%	40.8%	55,442
61 - 90 months	17,358	3.4%	2.99%	101.2%	105.8%	58.2%	18,359
Total/Weighted Avg.	$503,260	100.0%	2.77%	100.7%	105.2%	28.2%	$529,298

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

12

Residential Investments & TBA Derivative Overview as of December 31, 2020 (continued)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,026,298	32.6%	3.37%	15.2%	8.5%	28.2%	$87,419
Inverse interest-only	1,764,239	56.1%	5.95%	23.1%	19.0%	27.2%	334,490
Multifamily Interest-Only	$354,562	11.3%	1.04%	8.4%	8.6%	—%	$30,396
Total/Weighted Avg.	$3,145,099	100.0%	4.55%	18.9%	14.4%	27.5%	$452,305

Mortgage Servicing Rights						
Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)		Estimated Fair Value
Total/Weighted Avg.	$15,198,193	3.86%	0.24%	56		$100,895

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Residential Credit Risk Transfer	$544,780	10.4%	4.07%	98.9%	97.7%	$532,403
Alt-A	93,001	1.6%	3.73%	81.4%	86.4%	80,328
Prime	177,852	3.6%	4.44%	93.9%	102.1%	181,509
Prime Interest-only	194,687	0.1%	0.47%	1.0%	0.6%	1,240
Subprime	197,779	3.7%	1.85%	91.1%	95.3%	188,433
NPL/RPL	475,108	9.3%	4.32%	99.7%	100.2%	475,847
Prime Jumbo	44,696	0.8%	3.87%	88.6%	96.8%	43,283
Prime Jumbo Interest-only	291,624	—%	0.35%	2.3%	0.5%	1,552
Residential Mortgage Loans	3,482,865	70.5%	4.89%	100.8%	103.2%	3,595,061
Total/Weighted Avg.	$5,502,392	100.0%	4.59%			$5,099,656

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
13

Residential Credit Investments Detail as of December 31, 2020 (1)

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Investment Characteristics: Credit Enhancement	Investment Characteristics: 60+ Delinquencies	Investment Characteristics: 3M VPR
Agency Credit Risk Transfer	$508,685	$—	$508,685	4.03%	1.28%	4.66%	44.40%
Private Label Credit Risk Transfer	23,718	—	23,718	4.81%	0.97%	0.86%	43.63%
Alt-A	80,328	25,286	55,042	3.73%	9.70%	17.40%	18.86%
Prime	181,509	12,128	169,381	4.44%	7.02%	8.94%	30.73%
Prime Interest-only	1,240	1,240	—	0.47%	—%	5.21%	45.03%
Subprime	188,433	96,468	91,965	1.85%	17.95%	14.08%	8.80%
Re-Performing Loan Securitizations	467,702	227,558	240,144	4.34%	30.93%	28.12%	9.95%
Non-Performing Loan Securitizations	8,145	8,145	—	3.67%	32.18%	82.18%	3.70%
Prime Jumbo	43,283	—	43,283	3.87%	3.35%	4.23%	51.33%
Prime Jumbo Interest-only	1,552	1,552	—	0.35%	—%	4.59%	53.22%
Total (2)	$1,504,595	$372,377	$1,132,218	3.88%	13.86%	14.62%	28.20%

Product	Estimated Fair Value	Bond Coupon: ARM	Bond Coupon: Fixed	Bond Coupon: Floater	Bond Coupon: Interest Only
Agency Credit Risk Transfer	$508,685	$—	$—	$508,594	$91
Private Label Credit Risk Transfer	23,718	—	—	23,718	—
Alt-A	80,328	18,133	48,629	13,566	—
Prime	181,509	40,859	135,887	4,763	—
Prime Interest-only	1,240	—	—	—	1,240
Subprime	188,433	7,486	71,776	108,939	232
Re-Performing Loan Securitizations	467,702	—	467,702	—	—
Non-Performing Loan Securitizations	8,145	—	8,145	—	—
Prime Jumbo	43,283	—	43,283	—	—
Prime Jumbo Interest-only	1,552	—	—	—	1,552
Total	$1,504,595	$66,478	$775,422	$659,580	$3,115

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

14

Commercial Real Estate Overview as of December 31, 2020

Unaudited, dollars in thousands

Investment Portfolio	Number of Investments	GAAP Book Values	GAAP % of Portfolio	Weighted Avg LTV (1)	Weighted Avg Life (years) (2)	Non-GAAP Economic Interest (3)	Non-GAAP Levered Return (4)
Loans							
Senior Mortgages	13	$373,925	8.7%	75.1%	3.1	$190,455	9.4%
Mezzanine Loans	11	124,156	2.9%	73.9%	2.1	48,790	9.2%
Total Loans	24	498,081	11.6%	74.8%	2.9	239,245	9.4%
Securities							
CMBS (Credit)	2	31,603	0.7%	61.4%	5.4	14,907	23.8%
SASB	16	45,254	1.1%	61.3%	3.6	4,720	11.8%
CRT (MF)	1	3,885	0.1%	63.1%	8.2	3,885	4.3%
Total Securities	19	$80,742	1.9%	61.4%	4.5	$23,512	18.3%
Assets transferred or pledged to securitization vehicles							
NLY 2019 - FL2	25	797,495	18.7%	84.0%	2.8	170,845	17.2%
NLY 2019 - OAKS	1	76,854	1.8%	74.0%	4.1	14,973	24.0%
Commercial Trusts	64	2,166,073	50.6%	46.7%	4.1	125,007	10.9%
Total Assets transferred or pledged to securitization vehicles	90	$3,040,422	71.1%	57.2%	3.8	$310,825	15.0%
Total Debt Investments	133	$3,619,245	84.6%	59.7%	3.7	$573,582	12.8%
Equity Investments							
Real Estate Held for Investment	37	563,765	13.2%			256,607	8.7%
Investment in Unconsolidated Joint Ventures (5)	32	92,549	2.2%			167,705	8.1%
Total Equity Investments	69	656,314	15.4%			424,312	8.5%
Total Investment Portfolio	202	$4,275,559	100.0%			$997,894	11.0%

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Net Weighted Average Coupon
CMBX (6)	$504,000	AAA to A	$496,560	1.2%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

15

Middle Market Lending Overview as of December 31, 2020

Unaudited, dollars in thousands

Industry Dispersion	
Industry	Total [1]
Computer Programming, Data Processing & Other Computer Related Services	483,142
Management and Public Relations Services	300,869
Industrial Inorganic Chemicals	156,391
Public Warehousing and Storage	132,397
Metal Cans & Shipping Containers	115,670
Offices and Clinics of Doctors of Medicine	104,781
Surgical, Medical, and Dental Instruments and Supplies	83,161
Electronic Components & Accessories	78,129
Engineering, Architectural, and Surveying	77,308
Miscellaneous Health and Allied Services, not elsewhere classified	77,163
Insurance Agents, Brokers and Services	67,193
Research, Development and Testing Services	62,008
Miscellaneous Food Preparations	58,857
Telephone Communications	58,450
Miscellaneous Equipment Rental and Leasing	49,587
Electric Work	41,128
Petroleum and Petroleum Products	33,890
Medical and Dental Laboratories	30,711
Schools and Educational Services, not elsewhere classified	29,040
Home Health Care Services	28,587
Metal Forgings and Stampings	27,523
Legal Services	26,399
Grocery Stores	22,895
Coating, Engraving and Allied Services	19,484
Chemicals & Allied Products	14,686
Miscellaneous Business Services	12,980
Drugs	12,942
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	12,733
Machinery, Equipment, and Supplies	12,096
Offices and Clinics of Other Health Practitioners	9,730
Total	$2,239,930

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$166,536	7.4%
$20 - $40 million	417,141	18.6%
$40 - $60 million	391,676	17.5%
Greater than $60 million	1,264,577	56.5%
Total	$2,239,930	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$30,585	1.4%
One to three years	401,878	17.9%
Three to five years	680,217	30.4%
Greater than five years	1,127,250	50.3%
Total	$2,239,930	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,489,125	66.5%
Second lien loans	750,805	33.5%
Total	$2,239,930	100.0%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

16

Hedging and Liabilities as of December 31, 2020

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional (1)(2)	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity (3)
0 to 3 years	$ 23,680,150	0.27 %	0.11 %	1.96
> 3 to 6 years	3,600,000	0.18 %	0.09 %	4.21
> 6 to 10 years	5,565,500	1.40 %	0.62 %	7.76
Greater than 10 years	1,484,000	3.06 %	0.36 %	20.52
Total / Weighted Avg.	$ 34,329,650	0.92 %	0.37 %	3.94

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$ 8,050,000	1.27 %	3M LIBOR	10.40	5.42
Long Receive	$ 250,000	1.66 %	3M LIBOR	10.02	0.13

Futures Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 5 year	$ —	$ (1,240,000)	$ (1,240,000)	4.40
U.S. Treasury Futures - 10 year & Greater	$ —	$ (9,183,800)	$ (9,183,800)	6.90
Total / Weighted Avg.	$ —	$ (10,423,800)	$ (10,423,800)	6.60

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$ 30,841,837	0.29 %
30 to 59 days	10,567,655	0.42 %
60 to 89 days	8,568,836	0.30 %
90 to 119 days	2,154,733	0.23 %
Over 120 days (4)	13,610,054	0.49 %
Total / Weighted Avg.	$ 65,743,115	0.35 %

Total Indebtedness

	Principal Balance	Weighted Average Rate		Days to Maturity (5)
		At Period End	For the Quarter	
Repurchase agreements	$ 64,825,239	0.32 %	0.35 %	64
Other secured financing	917,876	2.22 %	2.96 %	1,353
Debt issued by securitization vehicles	5,649,190	2.13 %	1.95 %	9,013
Participations issued	37,365	4.47 %	4.70 %	11,664
Mortgages payable	513,180	4.25 %	4.07 %	4,046
Total indebtedness	$ 71,942,850			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

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17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2020 and September 30, 2020
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of December 31, 2020		As of September 30, 2020	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Market Value[2]	Estimated Change as a % of NAV[2][3]
(75)	(0.2%)	(1.3%)	—%	(0.3%)
(50)	—%	(0.2%)	0.1%	0.7%
(25)	0.1%	0.7%	0.2%	1.5%
25	(0.1%)	(0.5%)	(0.1%)	(0.9%)
50	(0.2%)	(1.3%)	(0.3%)	(2.1%)
75	(0.4%)	(2.7%)	(0.6%)	(3.9%)

MBS Spread Sensitivity [1]

	As of December 31, 2020		As of September 30, 2020	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.5%	9.0%	1.4%	8.9%
(15)	0.9%	5.4%	0.9%	5.3%
(5)	0.3%	1.8%	0.3%	1.8%
5	(0.3%)	(1.8%)	(0.3%)	(1.7%)
15	(0.9%)	(5.3%)	(0.8%)	(5.2%)
25	(1.5%)	(8.9%)	(1.4%)	(8.7%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

18

Appendix

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 20 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP core earnings (excluding PAA) for the quarters ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, is provided on page 8 of this financial summary. Core earnings (excluding PAA), a non-GAAP measure, is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities ("PAA").

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Premium Amortization Reconciliation					
Premium amortization expense	$239,118	$248,718	$270,688	$616,937	$171,447
Less:					
PAA cost (benefit)	39,101	33,879	51,742	290,722	(83,892)
Premium amortization expense (excluding PAA)	$200,017	$214,839	$218,946	$326,215	$255,339
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$527,344	$562,443	$584,812	$555,026	$1,074,214
PAA cost (benefit)	39,101	33,879	51,742	290,722	(83,892)
Interest income (excluding PAA) *	$566,445	$596,322	$636,554	$845,748	$990,322
Economic Interest Expense Reconciliation					
GAAP interest expense	$94,481	$115,126	$186,032	$503,473	$620,058
Add:					
Net interest component of interest rate swaps	66,807	62,529	64,561	13,980	(45,221)
Economic interest expense *	$161,288	$177,655	$250,593	$517,453	$574,837
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$566,445	$596,322	$636,554	$845,748	$990,322
Less:					
Economic interest expense *	161,288	177,655	250,593	517,453	574,837
Economic net interest income (excluding PAA) *	$405,157	$418,667	$385,961	$328,295	$415,485

** Represents a non-GAAP financial measure.*

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
21

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Economic Metrics (excluding PAA)					
Average interest earning assets	$80,973,433	$83,286,119	$84,471,839	$116,063,895	$121,801,951
Interest income (excluding PAA) *	$566,445	$596,322	$636,554	$845,748	$990,322
Average yield on interest earning assets (excluding PAA) *	2.80%	2.86%	3.01%	2.91%	3.25%
Average interest bearing liabilities	$72,233,239	$74,901,128	$76,712,894	$107,029,466	$111,873,379
Economic interest expense *	161,288	177,655	250,593	517,453	574,837
Average economic cost of interest bearing liabilities *	0.87%	0.93%	1.29%	1.91%	2.01%
Economic net interest income (excluding PAA)*	$405,157	$418,667	$385,961	$328,295	$415,485
Net interest spread (excluding PAA) *	1.93%	1.93%	1.72%	1.00%	1.24%
Interest income (excluding PAA) *	$566,445	$596,322	$636,554	$845,748	$990,322
TBA dollar roll income and CMBX coupon income	99,027	114,092	97,524	44,904	36,901
Interest expense	(94,481)	(115,126)	(186,032)	(503,473)	(620,058)
Net interest component of interest rate swaps	(66,807)	(62,529)	(64,561)	(13,980)	45,221
Subtotal	$504,184	$532,759	$483,485	$373,199	$452,386
Average interest earning assets	$80,973,433	$83,286,119	$84,471,839	$116,063,895	$121,801,951
Average TBA contract and CMBX balances	20,744,672	20,429,935	18,628,343	9,965,142	6,878,502
Subtotal	$101,718,105	$103,716,054	$103,100,182	$126,029,037	$128,680,453
Net interest margin (excluding PAA) *	1.98%	2.05%	1.88%	1.18%	1.41%

* Represents a non-GAAP financial measure.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

22

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 23 Endnotes Page 2 (1) Net of dividends on preferred stock. (2) Debt consists of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable. Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued and mortgages payable are non-recourse to the Company. (3) Computed as the sum of recourse debt, cost basis of to be announced ("TBA") derivatives and credit derivatives referencing the commercial mortgage-backed securities index ("CMBX") derivatives outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued and mortgages payable are non-recourse to the Company and are excluded from this measure. (4) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and CMBX positions and exclusive of debt issued by securitization vehicles). (5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of  GAAP interest expense and the net interest component of interest rate swaps. (8) The quarters ended December 31, 2020 and September 30, 2020 include costs incurred in connection with securitizations of residential whole loans. Page 4 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate was 0.35%, 0.44%, 0.79%, 1.77% and 2.10% and the period-end rate was 0.32%, 0.42%, 0.49%, 1.23% and 2.03% for the quarters ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively. Page 4 (continued) (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 5 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 6 (1) Includes dividend equivalents on share-based awards. Page 8 (1) Includes a $1.0 million reversal of loss provision on the Company’s unfunded loan commitments for the quarter ended December 31, 2020, and $0.2 million, $3.8 million and $0.7 million loss provision on the Company’s unfunded loan commitments for the quarters ended September 30, 2020, June 30, 2020 and March 31, 2020, respectively, which is reported in Other income (loss) in the Company’s Consolidated Statement of Comprehensive Income (Loss). (2) Amount includes depreciation and amortization expense related to equity method investments. (3) The Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). (4) The quarters ended December 31, 2020 and September 30, 2020 include costs incurred in connection with securitizations of residential whole loans. The quarter ended June 30, 2020 includes costs incurred in connection with the Internalization and costs incurred in connection with the CEO search process. The quarter ended March 31, 2020 includes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans as well as costs incurred in connection with the Internalization and costs incurred in connection with the CEO search process. The quarter ended December 31, 2019 includes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans. (5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.5 million, $1.5 million, $1.6 million, $1.2 million and $1.3 million for the quarters ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively. (6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 24 Endnotes (continued) Page 9 (1) Represents the opening adjustment to retained earnings upon adoption of Accounting Standards Update 2016-13 Financial instruments - Credit losses (Topic 326): Measurement of credit losses on financial instruments, commonly referred to as CECL. Page 11 (1) Includes other income (loss), general and administrative expenses and income taxes. (2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-core income tax). Page 12 (1) Includes Agency-backed multifamily securities with an estimated fair value of $2.3 billion ($0.6 billion of which have been transferred or pledged to securitization vehicles). (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $149.8 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 13 (1) Weighted by current notional value. (2) Weighted by estimated fair value. Page 14 (1) Excludes residential mortgage loans. (2) Total investment characteristics exclude interest-only securities. Page 15 (1) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting. (2) Maturity dates assume all of the borrowers' extension options are exercised for the loan portfolio. (3) Economic interest is a non-GAAP measure to include gross asset values less related financings. Equity investments are adjusted to exclude depreciation and amortization and grosses up real estate investments accounted for under equity method accounting. (4) Levered returns for equity investments comprise a trailing twelve-month (“TTM”) distribution yield for joint venture investments and core return for wholly owned properties. (5) Includes investment in unconsolidated debt fund of $38.6 million, investments in Community Investment Impact Funds of $20.9 million and a portfolio of real estate properties of $33.1 million. (6) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives. Page 16 (1) All Middle Market Lending positions are floating rate. Page 17 (1) Current notional is presented net of receiver swaps. (2) As of December 31, 2020, 17%, 72% and 11% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) 2% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 18 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity.